UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 4, 2022
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note
On October 5, 2022, Encore Capital Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that Peter Reck, the principal accounting officer of the Company, had informed the Company that he would resign effective April 1, 2023. This Form 8-K/A amends the Original Form 8-K to provide a revised last day of employment for Mr. Reck.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 2, 2022, Mr. Reck informed the Company that he would resign from his position at the Company effective December 30, 2022. Mr. Reck’s resignation was a personal decision and is not the result of any disagreement with the Company on any matter relating to the Company’s financials, operations, policies, or practices.
Effective immediately following Mr. Reck’s resignation, Jonathan Clark, the Company’s Chief Financial Officer, will assume the role of principal accounting officer. Mr. Clark, 63, has served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer since February 2015 and previously served as the Company’s principal accounting officer from February 2015 until May 2021.
There are no arrangements or understandings between Mr. Clark and any other persons pursuant to which he was designated as the Company’s principal accounting officer. There are no family relationships between Mr. Clark and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Clark does not have an interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Clark will not receive any additional compensation in connection with assuming the responsibilities of the principal accounting officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	December 7, 2022	/s/ Andrew Asch
Andrew Asch
Senior Vice President, General Counsel